Commitments and Contingencies	12 Months Ended
Jun. 30, 2025
Commitments and Contingencies [Abstract]
Commitments and Contingencies
(23)	Commitments and Contingencies

Lease commitments

The Group has entered into operating lease agreements for certain offices. Future minimum lease payments under non-cancellable operating leases with initial terms more than one year are included in Note 12.

The total future payments for property management fee related to the non-cancellable operating leases with initial terms in excess of one year as of June 30,2025 is as following:

Lease Commitment
RMB
Within 1 year	1,970
2-5 years	1,976
Total	3,946

The total future lease payments under the non-cancellable short-term lease agreements, including the agreed property management fee, with respect to the offices and staff dormitories as of June 30, 2025 is as following:

Lease Commitment
RMB
Within 1 year	987
Total	987

Contingencies

We are involved in disputes and legal or administrative proceedings in the ordinary course of our business.

We are currently involved in a material arbitration proceeding initiated by GEM Global Yield LLC SCS and GEM Yield Bahamas Limited (collectively, “Claimants”) before the International Centre for Dispute Resolution (ICDR). The Claimants seek damages in excess of US$124,000 relating to a Securities Purchase Agreement dated April 16, 2024 (the “GEM Agreement”) between us and GEM Global Yield LLC SCS, which contemplated a potential equity investment of up to US$1,000,000.

The GEM Agreement was negotiated by Mr. Peh Chin Hua, our former Chairman of the board of directors of the Company (the “Board”) (“Former Chairman”), and Mr. Chan Michael Ewe Teik, a third-party intermediary nominated by the Former Chairman, and executed on the Company’s behalf by the Former Chairman.

In August 2024, through an internal investigation, our Board of Directors came to suspect that the Former Chairman, Singapore White Group Pte. Ltd. (“White Group”), an entity controlled by the Former Chairman, and Mr. Chan may have engaged in a fraudulent scheme that defraud the Company through a series of complex transactions, including the GEM Agreement. The investigation revealed that the Former Chairman may have withheld material information from the Board regarding GEM Agreement and White Group Agreement. In September 2024, our Board determined that the GEM Agreement was void due to fraud and resolved to terminate all proposed transactions and cooperation with the Former Chairman and White Group.

Consequently, on July 29, 2025, Claimants filed an arbitration with the ICDR against us concerning the GEM Agreement, seeking claims amounting to over US$124,000. We filed formal answers on September 4, 2025, denying all allegations asserted by the Claimants. The arbitration is in its early stages, and the final outcome and its potential financial impact on the Company are subject to significant uncertainty.

We believe that the Claimants’ allegations have no merit and we intend to vigorously defend against the claims. However, defending such arbitration could be time-consuming and costly and could divert the attention of our senior management. An unfavorable resolution of this arbitration or any future allegations, lawsuits or proceedings could materially and adversely affect our results of operations and financial condition and the market prices of our Class A ordinary shares. In accordance with applicable accounting standards, the Company has accrued a provision of $0 for this contingency.